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DATA SALES CO., INC.
3450 west burnsville parkway - burnsville, mn 55337
612-890-8838 - fax 612-890-9155

                           ELECTRONIC EQUIPMENT LEASE

Adaytum Software Inc.                       3-9735
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Name of Lessee                              Lease No.

2001 Killebrew Drive                        6/8/98
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Street Address                              Date

Bloomington, MN 55423
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City, State & Zip Code


1.       LEASE:

Data Sales Co., Inc. ("Lessor"), by its acceptance hereof at its home office, agrees to lease to Lessee and Lessee agrees to lease from Lessor, in accordance with the terms and conditions hereinafter set forth, the Equipment and/or features (the "Equipment") described in such Equipment Schedule(s), as may be executed from time to time, to be attached hereto and made a part hereof (the "Equipment Schedule(s)"). Any reference to the "Lease" shall mean this Equipment Lease Agreement, the Equipment Schedule(s), and any amendments, addenda or riders thereto.

2.       DEFINITIONS:

A. The "Installation Date" means the date determined in accordance with the Equipment Schedule.

B. The "Commencement Date" means the first day of the month following the Installation Date, unless the Installation Date occurs on the first day of a month, in which case the Commencement Date shall be the Installation Date.

3.       TERM OF LEASE:

The term of the Lease as to Equipment designated on the Equipment Schedule shall begin on the Installation Date in accordance with the Equipment Schedule, and shall continue for an initial period ending that number of months from the Commencement Date as is specified on the Equipment Schedule (the "Initial Term").

This lease shall remain in force until terminated by Lessee or Lessor upon no less than two (2) months prior written notice to the other party; provided, however, that any such termination shall


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be effective only on the last day of the Initial Term, or the last day of any successive extension rental period.

4.       RENTAL CHARGES:

The monthly rental charge for each item of Equipment, as set forth in the applicable Equipment Schedule, shall begin to accrue on the Installation Date of the Equipment and shall be due and payable by Lessee in advance on the first day of each month. If the Installation Date does not fall on the first day of the month, the rental for that period of time from the Installation Date until the first day of the succeeding month shall be a pro rata portion of the monthly rental charge, calculated on a 30-day basis, due and payable on the Installation Date.

5.       PAYMENT OF TAXES:

Lessee shall also pay all taxes, however designated, which are levied or based on the Lease, the Equipment or its use, lease, operation, control or value, including, without limitation, personal property taxes, state and local privilege or excise taxes based on gross revenue, and any penalties or interest in connection therewith, or taxes or amounts in lieu thereof paid or payable by Lessor or Lessee in respect of the foregoing, but excluding taxes based on Lessor's net income. Charges for taxes, penalties and interest, if any, shall be promptly paid by Lessee. In the event Lessee defaults in the payment of any such tax, Lessor may pay such tax and shall be reimbursed by Lessee, with interest (plus attorneys' fees and costs if any) as additional rent.

6.       ENFORCEMENT OF WARRANTY:

THE EXPRESS WARRANTIES HEREIN CONTAINED ARE IN LIEU OF ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY AS TO INFRINGEMENT OR THE LIKE, ALL OF WHICH ARE DISCLAIMED.

Lessee acknowledges that it is not relying on Lessor's skill or judgment to select or furnish goods suitable for any particular purpose and that there are no warranties which are not contained in this Agreement. LESSOR SHALL NOT BE LIABLE FOR DAMAGES, INCLUDING SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, arising out of or in connection with the performance of the Equipment or the use by Lessee and shall not be liable for any special, incidental or consequential damages, arising out of or in connection with Lessor's failure to perform its obligations hereunder. Lessor warrants that, as of the Installation Date, the Equipment is eligible for a manufacturer's maintenance contract. In the event this warranty is untrue, Lessor shall make and render the Equipment, and each of them, eligible for a manufacturer's maintenance contract, within 30 days of written notice from Lessee of their ineligibility, and should Lessor fail to make the Equipment eligible within said period, Lessor shall be liable to remove any such Equipment that is not made eligible within said 30-day period,


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at its own expense, and shall be liable for Lessee's out-of-pocket expenses incurred with installation of the Equipment, but for no other expense or damages. Upon written request from the Lessee, Lessor shall take all reasonable action requested by Lessee to enforce any manufacturer's warranty express or implied, relating to the condition or performance of the Equipment which is enforceable by Lessor in its own name, provided, however, that Lessor shall not be obligated to resort to litigation to enforce any such warranty unless Lessee shall pay all expenses incurred in connection therewith. Similarly, if any such warranty shall be enforceable by Lessee in its own name, Lessee shall take reasonable action requested by Lessor to enforce any such warranty. Lessee shall indemnify and hold Lessor and its assigns harmless from any liability, claim, loss, damage or expense (including reasonable attorneys' fees) of any kind or nature caused, directly or indirectly by (1) inadequacy of any Equipment for any purpose, (2) any deficiency or defect in any Equipment, (3) the use or performance of any Equipment, (4) any interruption or loss of service, use or performance of any Equipment, (5) any patent, copyright, or other infringement, or (6) any loss of business or other consequential damage whether or not resulting directly from any or all of the above. Lessee acknowledges that it has made the selection of the Equipment based on its own judgment, and expressly disclaims any reliance upon statements made by Lessor. Lessee acknowledges that Lessor has made no statements or representations upon which it is relying in purchasing the Equipment, and that this Agreement contains all agreements and understandings between the parties.

7.       RISK OF LOSS:

A. Lessor shall not be responsible for, nor shall the monthly rental or other sums due hereunder abate for any reason, including, but not limited to, any interruption in or loss of the service or use of the Equipment or any part thereof, or any loss or damage caused thereby, or by error in programming or instruction to the Equipment, latent defect, wear and tear, or gradual deterioration of the Equipment or any part thereof.

B. Lessee shall be liable for any and all loss or damage to the Equipment during the period that the Equipment is installed on Lessee's premises, including, but not limited to, loss or damage caused by fire, lightning, sprinkler leakage, tornado and windstorms, water damage, earthquake, collapse of building or structures, strikes, riots and civil commotion, vandalism and malicious mischief, burglary, theft, hostile or warlike actions in time of peace or war, insurrections, revolutions, civil war or usurped power, or nuclear reaction, nuclear radiation, or radioactive contamination.

During the term of the Lease, and until the Equipment is redelivered to Lessor, Lessee shall be liable for the prompt repair of the Equipment at its sole cost and expense. If the Equipment or any portion thereof is lost, stolen, destroyed or damaged beyond repair, Lessee, at it's option, may (i) continue to make the Monthly Rental Payments and will replace the Equipment with equipment of identical manufacture and equal or greater capacity, utility and residual value to that of the Equipment replaced (in which case Lessee will transfer title of the replacement Equipment to the Lessor), or (ii) pay Lessor on the next Monthly Rental Payment date following


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the loss, theft, damage or destruction of the Equipment an amount equal to the replacement value or the minimum casualty value, whichever is greater, attached to the applicable Equipment Schedule for such Equipment in effect on the date of the loss, theft, damage or destruction thereof and all rent accrued on such Equipment up to the date of payment and all other amounts then due in connection with such Equipment. Upon such payment, the lease schedule, or portion thereof, will terminate with respect to the Equipment so paid for, and Lessor will transfer full unencumbered ownership and title to such Equipment to Lessee.

During the term of this Lease as to any Equipment Schedule, Lessee shall, at its expense, secure and maintain in effect, with insurers of recognized responsibility, All Risk insurance policies covering the Equipment designated in each Equipment Schedule, for amounts not less than the minimum casualty value of such Equipment. All such policies shall name Lessor as an additional insured and loss payee, Lessee and Lessor's assignees as their interests may appear, and shall provide that the policies cannot be canceled or modified except on at least ten (10) days prior written notice to Lessor. Copies of such insurance policies shall be delivered to Lessor on or before the Installation Date.

8.       LIABILITY INSURANCE AND INDEMNITY:

Lessee assumes all risk and liabilities, whether or not covered by insurance, and shall indemnify and hold Lessor and its assigns harmless for any liability, claim, loss, damage or expense (including reasonable attorneys' fees) for injuries or deaths of persons and for damage to property, howsoever arising from or incident to the use, operation or storage of the Equipment, whether such injury or death to person be of agents or employees of Lessee or be of third persons and whether such damage to property be of Lessee, or to property of others. Lessee shall, at its own expense, carry bodily injury and property damage liability insurance covering said risks and liability, and Lessor and its assigns shall be named as an insured under said policies, and Lessee shall furnish a copy of said policies to Lessor.

9.       MAINTENANCE, REPAIRS AND INSTALLATION:

Unless otherwise agreed upon in writing, Lessee shall, at its expense, obtain and keep in full effect, throughout the term of this Lease, a contract from the manufacturer of the Equipment providing for prime shift maintenance service (as that term is defined by the manufacturer) and will otherwise maintain the Equipment in good working order and appearance and make all necessary adjustments and repairs thereto. Lessee will at all times cooperate with Lessor in allowing the manufacturer or Lessor to control and install all engineering changes on the Equipment as when determined necessary or desirable by the manufacturer or Lessor. Upon termination of the Lease, Lessee shall return the Equipment to Lessor in good condition and repair excepting only reasonable wear and tear. Lessee will provide the required suitable electric current to operate the Equipment, with all appropriate facilities as specified by the manufacturer, and meeting the minimum standard of the National Board of Fire Underwriters for the protection of Electronic Computer Systems, as recommended by the National Fire Protection Association.


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Lessee will grant access to the Equipment to Lessor, its designee, or the manufacturer, during normal working hours for inspection, repair, maintenance, installation or engineering changes, and for any other reasonable purpose. Lessee shall immediately notify Lessor of all details concerning any accident arising out of the alleged or apparent improper manufacture, functioning or operation of the Equipment. Exclusions: If the Lessor assumes, in writing, the obligation to maintain the Equipment in good working order, it is understood and agreed that the Lessor's obligation shall not include: (a) Electrical work external to the Equipment or maintenance of accessories, attachments, or other devices not furnished by Lessor; (b) Furnishing of supplies or accessories; painting or refinishing the Equipment or furnishing material therefor; making specification changes or performing services connected with the relocation of the Equipment: or adding, removing, or servicing accessories, attachments, or other devices not a part of the Equipment; (c) Repair of damage, or furnishing parts required, due to causes other than ordinary wear and tear to the Equipment, including, without limitation, neglect, misuse (including faulty repair or maintenance by non-authorized parties), accidents, failure of electrical power, air-conditioning, humidity control, or acts of God.

10.      ALTERATION AND ATTACHMENTS:

NO ALTERATIONS OF ATTACHMENTS TO THE EQUIPMENT SHALL BE MADE WITHOUT FIRST OBTAINING IN EACH INSTANCE THE PRIOR WRITTEN APPROVAL OF LESSOR, which approval shall not unreasonably be withheld. If, after such written approval has been obtained, the alterations or attachments interfere with the normal or satisfactory maintenance, operation or insurability of the Equipment, or any part thereof, in such manner as to increase the cost of maintenance or insurance thereof, or create a safety hazard, Lessee will, upon notice from Lessor to that effect, promptly remove the alterations or attachments and restore the Equipment to its normal condition. In the case of increased cost of maintenance and insurance, or either, Lessee shall pay such increase.

11.      ASSIGNMENTS AND SECURITY INTERESTS:

Lessee consents to assignments of this Lease by Lessor. Further, Lessee agrees to pay all amounts due under this Lease, unconditionally, without offset, notwithstanding any defense or counterclaim which Lessee may have against Lessor, which claims mist be brought directly against Lessor while the Lease is not in default. In the event that Lessor transfers or assigns its interest hereunder, or grants a security interest in all or part of this Lease, the core Equipment and/or sums payable hereunder as collateral security for any loans or advances made or to be made to Lessor by a financing institution ("Secured Party"), Lessee, upon receipt of notice of any such transfer, assignment, or grant and instructions from Lessor, shall pay its obligations hereunder, or amounts equal thereto, to such assignee or the Secured Party in the manner specified in said instructions; notwithstanding any assignment, transfer or grant by Lessor, and so long as the Lessee shall not be in default hereunder, neither Lessor, nor any assignee, nor any Secured Party, shall interfere with Lessee's right of quiet enjoyment and use of the Equipment. In the event that Lessor notifies Lessee of its intention to transfer, assign, or grant a security interest in all or any part of this Lease, the Equipment and/or sums payable hereunder, Lessee


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agrees to execute such documents as may be reasonably necessary to secure and/or complete such transfer, assignment or grant.

12.      USE OF EQUIPMENT:

The Equipment will be kept by Lessee in its sole possession and control, will at all times be located at the location stated in the Equipment Schedule, and will not be removed therefrom, without prior written consent of Lessor, which shall not be unreasonably withheld. Lessee will keep and maintain the Equipment free and clear of all liens, charges and encumbrances (except any placed thereon by Lessor). This Lease shall be binding upon, and shall inure to, the benefit of the parties hereto and their respective successors and assigns. LESSEE MAY NOT ASSIGN THE LEASE OR ANY OF LESSEE'S RIGHTS HEREUNDER OR SUBLEASE ANY EQUIPMENT OR ITS USE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR OR ANY SUCH ASSIGNMENT OR SUBLEASE SHALL BE VOID. Any permitted sublessee or assignee of Lessee must execute an assumption of this Lease in form and substance acceptable to Lessor, but no sublease or assignment shall relieve Lessee of any of its obligations or liabilities under this Lease. Nothing contained herein shall limit the Lessee's right to sell time on the Equipment to third parties while the Equipment is located at the location set forth in the Equipment Schedule or at such other location approved by Lessor.

Lessee agrees that all cards, tapes, disks, diskettes, supplies, and/or other input/output and storage media used to operate the Equipment are to meet the specifications of the manufacturer of the Equipment.

13.      TRANSPORTATION AND INSTALLATION:

The Equipment is to be installed at the location indicated on the Equipment Schedule.

All transportation, rigging, drayage, and any other charges for the delivery of the Equipment to Lessee's premises shall be paid by the Lessee, unless indicated otherwise on the Equipment Schedule. All installation charges shall be paid by Lessee unless indicated otherwise on the Equipment Schedule. All charges for the deinstallation shall be paid by Lessee. Transportation, rigging, and drayage from Lessee's premises at the termination of the Agreement shall be arranged for by Lessor and paid by Lessee.

14.      LESSOR'S REMEDIES IN THE EVENT OF DEFAULT:

In the event (a) Lessee defaults in the payment of any monies due to Lessor hereunder beyond the 10th day after the same is due, or (b) Lessee defaults in the performance of any other of its obligations under this Lease for a period of ten (10) days after receipt by Lessee of notice thereof from Lessor, or (c) Lessee files a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for any or all of its property or makes an assignment for the benefit of creditors or enters into an arrangement with creditors, or (d) a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of


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any or all of the Lessee's property if filed against it, and Lessee fails to secure a discharge thereof within (30) days, then, in any such event, Lessor may, at its option, do any or all of the following:

(1)      In the case where such event occurs during the Initial Term of the
Lease: (i) terminate Lessee's right to possession and retake possession of the Equipment and for this purpose Lessor may enter upon Lessee's premises, or such other premises where the Equipment may be kept at any time, without or without notice; (ii) sell, dispose of, hold, use or lease all or any of the Equipment as Lessor, in its sole discretion, may decide (but in no event shall Lessor be obligated so to do).

Lessee shall continue to be responsible for the monthly rental charge for all Equipment for the balance of the Initial Term, and Lessor may, at its option, elect to accelerate said charges such that all of the same shall be due upon such election; provided, however, that, in the event that Lessor sells or re-leases the Equipment, Lessee's liability shall be limited as follows: (a) IF THE EQUIPMENT IS SOLD: Lessee shall be responsible for the actual value to Lessor of the Lease of that Equipment, computed as of the date of sale according to the sum of lease payments past due, plus the present value of future lease payments (associated with the sold Equipment) to become due, discounted at the rate of 5% per annum, LESS the net sale price of the Equipment, and "net sale price" shall mean the gross sales price less any anticipated residual value of the Equipment and all expenses of sale, including attorneys' fees incurred in connection with the disposition, advertising costs, commissions, transportation charges, installation costs and other like expenses. Any excess of the net sale price shall be retained by Lessor; and (b) IF THE EQUIPMENT IS RE-LEASED: Lessee shall be responsible for the actual value to Lessor of the Lease to Lessee of the Equipment that is re-leased, computed as of the date of re-lease according to the sum of lease payments past due, plus the present value of future lease payments (associated with the re-leased Equipment) to become due under this Lease, discounted at the rate of 5% per annum, LESS an amount equal to the present value of all lease payments to become due under the re-lease up to the date that the Lease to Lessee would have terminated, discounted at the rate of 5% per annum, minus all costs incurred by Lessor in re-leasing, including legal fees incurred in connection with disposition, advertising costs, commissions, transportation costs, removal and installation costs and like charges.

Lessee shall further be responsible for a service charge on all monies due but unpaid for more than ten (10) days (including the balance of the rentals for the Initial Term), equal to one and one-half percent (1-1/2%), or the highest rate permissible by law, whichever is less, on the amount thereof (exclusive of accumulated service charges), for each month or fraction thereof that said monies are past due, in addition to the amounts due and unpaid.

(2)      In the case where such event occurs after the Initial Term of the
Lease: (i) terminate Lessee's right to possession and retake possession of the Equipment and, for this purpose, Lessor may enter upon Lessee's premises or such other premises where the Equipment may be kept, at any time, with or without notice, (ii) sell, dispose of, hold, use or lease all or any of the


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Equipment as Lessor in its sole discretion may decide, (but in no event shall
Lessor be obligated so to do, nor shall Lessee be entitled to an accounting or any credit for the same), and (iii) Lessee shall have no further right to possession or any interest in the Equipment, the same reverting entirely to the Lessor.

Lessee shall be responsible for the monthly rental charge for all Equipment for the two-month notice period as described in Section 3 hereof.

Lessee shall further be responsible for a service charge on all monies due but unpaid for more than ten (10) days (including the balance of the rentals for the Initial Term), of one and one-half percent (1-1/2%), or the highest rate permissible by law, whichever is less, on the amount thereof (exclusive of accumulated service charges), for each month or fraction thereof that said monies are past due.

In addition to the remedies provided in cases 1 and 2 in this paragraph 14, Lessee shall in any event remain fully liable for damages as provided by law (including liability for damages to the Equipment) and for all costs and expenses incurred by Lessor on account of such default, including all court costs and reasonable attorneys' fees. The rights afforded Lessor under this paragraph shall not be deemed to be exclusive but shall be in addition to any rights or remedies provided by law.

15.      GENERAL:

A. The Equipment remains the personal property of Lessor and may be removed at any time, without notice, after termination of this Lease.

B. Lessee shall permit Lessor to affix to the Equipment and each unit or element thereof, appropriate tags, decals, or plates indicating the ownership of such Equipment by Lessor, and Lessee shall not cause or permit any such tags, decals, or plates to be removed, defaced or covered in any way.

C. It is agreed that Lessee may, with Lessor's prior written consent, which shall not be unreasonably withheld, install and operate the Equipment at other locations or sublease any or all of such Equipment to locations within the continental United States. It is understood and agreed, however, that any such action by Lessee shall be at its sole cost and expense and shall not relieve Lessee from any of its obligations under this Lease. In addition, if such relocation results in any increased costs to Lessor, of any nature whatsoever, such increased costs shall be promptly paid by Lessee to Lessor upon presentation to Lessee of evidence supporting such cost. Lessee agrees to execute any documents necessary to protect Lessor's interest in said Equipment.

D. The Lease, and each Equipment Schedule, constitute the entire Agreement between Lessor and Lessee with respect to the lease of the Equipment. No waiver, consent, modification or change of terms of this Lease shall bind either party, including Lessor's Secured Party, unless


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in writing and signed by an officer of the waiving party, and then such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

E. Only that counterpart marked "Secured Party's Original" shall be effective to transfer Lessor's rights herein and all other counterparts have been marked to indicate that they are not the "Secured Party's Original."

F. The parties hereto agree that, where notice is required hereunder, it shall be deemed received the third day after mailing, if mailed postage prepaid, return receipt requested, by regular or airmail to Lessor or Lessee, as the case may be, at the respective address given above. Either party may change such address for notice by sending to the other party written notice thereof.

G. Any provision hereof prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction shall, at the sole option of the Lessor, be ineffective as to such jurisdiction without invalidating the remaining provisions of this Agreement; provided, however, that where the provisions of any such applicable law may be waived, they are hereby waived by Lessee to the full extent permitted by law, and this shall be deemed to be a valid and binding Lease enforceable in accordance with its terms.

H. This Lease, and any other instrument, executed in connection herewith, shall be a contract under, and governed by, the laws of the State of Minnesota (exclusive of principles of conflict of laws), Lessee hereby consents to the jurisdiction of the state and federal courts of Minnesota, and agrees that any disputes arising in connection with this Lease shall be resolved exclusively in the County of Dakota, State of Minnesota.

I. Any Equipment Schedule, addenda or rider referred to in this Lease are incorporated herein by reference. In the event of any conflict between the terms and conditions of this Lease and conditions of any Equipment Schedule or any amendment, addendum or rider thereto, the terms and conditions of such Equipment Schedule, amendment, addendum or rider shall prevail.

J. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors, assigns and permitted sublessees.

K. Lessee agrees to execute any and all UCC financing statements required by Lessor for the purpose of showing Lessor's interest in the Equipment and agrees that Lessor may file same and further agrees that Lessor may execute any UCC financing statements for and on behalf of Lessee, and Lessee irrevocably appoints Lessor as Lessee's attorney in fact to execute any and all such financing statements as Lessor considers advisable.

L. Notwithstanding any other provisions of this Lease Agreement to the contrary, Lessee agrees, following the execution of the Lease by Lessee, to provide to Lessor at Lessor's demand,


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from time to time, any and all information reasonably required to establish
Lessee's creditworthiness, including, but not limited to, financial statements and profit and loss statements, for the current period and for the proceeding three fiscal years. Lessor agrees that such information shall be confidential.

During the term of the Lease, as an additional condition of Lessee's performance, Lessee agrees to provide financial statements to Lessor within a reasonable period following the end of Lessee's fiscal year.

Lessee and Lessor do each hereby warrant and represent that their respective signatories whose signatures appear below have been and are on the date of this Lease duly authorized by all necessary and appropriate action to execute this lease

LESSEE:  Adaytum Software Inc.              ACCEPTED:
       --------------------------

                                            LESSOR:  DATA SALES CO., INC.

By:  /s/ Michael H. Mehr                    By:  /s/ Paul Breckner
   ------------------------------              -------------------------------

Title:  Group Controller                    Title:       VP
      ---------------------------                 ----------------------------



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